Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	12-31-13	9-30-13	12-31-12
Assets
Loans	$54,457	$53,597	$52,822
Loans held for sale	611	699	599
Securities available for sale	12,346	12,606	12,094
Held-to-maturity securities	4,756	4,835	3,931
Trading account assets	738	806	605
Short-term investments	5,590	3,535	3,940
Other investments	969	1,007	1,064

Total earning assets	79,467	77,085	75,055
Allowance for loan and lease losses	(848)	(868)	(888)
Cash and due from banks	617	748	584
Premises and equipment	885	890	965
Operating lease assets	305	293	288
Goodwill	979	979	979
Other intangible assets	127	137	171
Corporate-owned life insurance	3,408	3,384	3,333
Derivative assets	407	475	693
Accrued income and other assets	3,015	2,747	2,774
Discontinued assets	4,572	4,838	5,282

Total assets	$92,934	$90,708	$89,236

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$33,952	$33,132	$32,380
Savings deposits	2,472	2,489	2,433
Certificates of deposit ($100,000 or more)	2,631	2,698	2,879
Other time deposits	3,648	3,833	4,575

Total interest-bearing deposits	42,703	42,152	42,267
Noninterest-bearing deposits	26,001	25,778	23,319
Deposits in foreign office — interest-bearing	558	605	407

Total deposits	69,262	68,535	65,993
Federal funds purchased and securities sold under repurchase agreements	1,534	1,455	1,609
Bank notes and other short-term borrowings	343	466	287
Derivative liabilities	414	450	584
Accrued expense and other liabilities	1,557	1,375	1,387
Long-term debt	7,650	6,154	6,847
Discontinued liabilities	1,854	2,037	2,220

Total liabilities	82,614	80,472	78,927
Equity
Preferred stock, Series A	291	291	291
Common shares	1,017	1,017	1,017
Capital surplus	4,022	4,029	4,126
Retained earnings	7,606	7,431	6,913
Treasury stock, at cost	(2,281)	(2,193)	(1,952)
Accumulated other comprehensive income (loss)	(352)	(369)	(124)

Key shareholders’ equity	10,303	10,206	10,271
Noncontrolling interests	17	30	38

Total equity	10,320	10,236	10,309

Total liabilities and equity	$92,934	$90,708	$89,236

Common shares outstanding (000)	890,724	897,821	925,769

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended			Twelve months ended
	12-31-13	9-30-13	12-31-12	12-31-13	12-31-12
Interest income
Loans	$532	$532	$563	$2,151	$2,155
Loans held for sale	6	5	5	20	20
Securities available for sale	75	76	85	311	399
Held-to-maturity securities	22	22	19	82	69
Trading account assets	6	5	3	21	18
Short-term investments	2	1	2	6	6
Other investments	6	6	11	29	38

Total interest income	649	647	688	2,620	2,705
Interest expense
Deposits	34	37	49	158	257
Federal funds purchased and securities sold under repurchase agreements	—	1	1	2	4
Bank notes and other short-term borrowings	3	2	2	8	7
Long-term debt	29	29	35	127	173

Total interest expense	66	69	87	295	441

Net interest income	583	578	601	2,325	2,264
Provision (credit) for loan and lease losses	19	28	57	130	229

Net interest income (expense) after provision for loan and lease losses	564	550	544	2,195	2,035
Noninterest income
Trust and investment services income	98	100	95	393	375
Investment banking and debt placement fees	84	86	110	333	327
Service charges on deposit accounts	68	73	75	281	287
Operating lease income and other leasing gains	23	43	19	108	195
Corporate services income	40	44	41	172	168
Cards and payments income	40	43	38	162	135
Corporate-owned life insurance income	33	26	36	120	122
Consumer mortgage income	3	3	11	19	40
Mortgage servicing fees	22	15	7	58	24
Net gains (losses) from principal investing	20	17	2	52	72
Other income (a)	22	9	5	68	111

Total noninterest income	453	459	439	1,766	1,856
Noninterest expense
Personnel	398	414	422	1,609	1,570
Net occupancy	73	66	69	275	260
Computer processing	40	38	38	156	164
Business services and professional fees	42	37	54	151	190
Equipment	26	25	27	104	107
Operating lease expense	10	14	12	47	57
Marketing	18	16	20	51	68
FDIC assessment	7	7	8	30	31
Intangible asset amortization on credit cards	7	8	8	30	14
Other intangible asset amortization	3	4	4	14	9
Provision (credit) for losses on lending-related commitments	(3)	3	(14)	8	(16)
OREO expense, net	2	1	1	7	15
Other expense	89	83	85	338	349

Total noninterest expense	712	716	734	2,820	2,818

Income (loss) from continuing operations before income taxes	305	293	249	1,141	1,073
Income taxes	70	59	53	271	231

Income (loss) from continuing operations	235	234	196	870	842
Income (loss) from discontinued operations, net of taxes	(5)	37	7	40	23

Net income (loss)	230	271	203	910	865
Less: Net income (loss) attributable to noncontrolling interests	—	(1)	—	—	7

Net income (loss) attributable to Key	$230	$272	$203	$910	$858

Income (loss) from continuing operations attributable to Key common shareholders	$229	$229	$190	$847	$813
Net income (loss) attributable to Key common shareholders	224	266	197	887	836
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.26	$.25	$.21	$.93	$.87
Income (loss) from discontinued operations, net of taxes	(.01)	.04	.01	.04	.02
Net income (loss) attributable to Key common shareholders (b)	.25	.29	.21	.98	.89
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.26	$.25	$.20	$.93	$.86
Income (loss) from discontinued operations, net of taxes	(.01)	.04	.01	.04	.02
Net income (loss) attributable to Key common shareholders (b)	.25	.29	.21	.97	.89
Cash dividends declared per common share	$.055	$.055	$.05	$.215	$.18
Weighted-average common shares outstanding (000)	890,516	901,904	925,725	906,524	938,941
Weighted-average common shares and potential common shares outstanding (000) (c)	897,712	928,854	930,382	912,571	943,259

(a)	For the three months ended December 31, 2013, September 30, 2013, and December 31, 2012, Key did not have any impairment losses related to securities.
(b)	Earnings per share may not foot due to rounding.
(c)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.